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                                                                    EXHIBIT 10.1

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                          SALE AND SERVICING AGREEMENT

                                  by and among

                VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[__]-[__],

                                    as Issuer

                VOLKSWAGEN PUBLIC AUTO LOAN SECURITIZATION, LLC,

                                    as Seller

                                VW CREDIT, INC.,

                                   as Servicer

                                       and

                                  [__________]

                              as Indenture Trustee

                            Dated as of [__________]

================================================================================

                                          20[__]-[__] Sale & Servicing Agreement

                                TABLE OF CONTENTS

ARTICLE I    DEFINITIONS AND USAGE.........................................    1
   SECTION 1.1  Definitions................................................    1
   SECTION 1.2  Other Interpretive Provisions..............................    1

ARTICLE II   CONVEYANCE OF TRANSFERRED ASSETS..............................    2
   SECTION 2.1  Conveyance of Transferred Assets...........................    2
   SECTION 2.2  Representations and Warranties of the Seller as to each
                Receivable.................................................    2
   SECTION 2.3  Repurchase upon Breach.....................................    2
   SECTION 2.4  Custody of Receivable Files................................    3

ARTICLE III  ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST
             PROPERTY......................................................    5
   SECTION 3.1  Duties of Servicer.........................................    5
   SECTION 3.2  Collection of Receivable Payments..........................    6
   SECTION 3.3  Realization Upon Receivables...............................    6
   SECTION 3.4  Maintenance of Security Interests in Financed Vehicles.....    7
   SECTION 3.5  Covenants of Servicer......................................    7
   SECTION 3.6  Purchase of Receivables Upon Breach........................    7
   SECTION 3.7  Servicing Fee..............................................    7
   SECTION 3.8  Servicer's Certificate.....................................    8
   SECTION 3.9  Annual Officer's Certificate; Notice of Servicer
                Replacement Event..........................................    8
   SECTION 3.10 Annual Servicing Report of Independent Public Accountants..    8
   SECTION 3.11 Servicer Expenses..........................................    8
   SECTION 3.12 1934 Act Filings...........................................    9

ARTICLE IV   DISTRIBUTIONS; ACCOUNTS; STATEMENTS TO THE CERTIFICATEHOLDER
             AND THE NOTEHOLDERS...........................................    9
   SECTION 4.1  Establishment of Accounts..................................    9
   SECTION 4.2  Remittances................................................   11
   SECTION 4.3  Additional Deposits and Payments; Servicer Advances........   11
   SECTION 4.4  Distributions..............................................   12
   SECTION 4.5  Net Deposits...............................................   13
   SECTION 4.6  Statements to Certificateholder and Noteholders............   13

                                TABLE OF CONTENTS
                                   (continued)

   SECTION 4.7  No Duty to Confirm.........................................   14

ARTICLE V    THE SELLER....................................................   14
   SECTION 5.1  Representations and Warranties of Seller...................   14
   SECTION 5.2  Liability of Seller; Indemnities...........................   15
   SECTION 5.3  Merger or Consolidation of, or Assumption of the
                Obligations of, Seller.....................................   16
   SECTION 5.4  Limitation on Liability of Seller and Others...............   17
   SECTION 5.5  Seller May Own Notes.......................................   17
   SECTION 5.6  Sarbanes-Oxley Act Requirements............................   17
   SECTION 5.7  Compliance with Organizational Documents...................   17

ARTICLE VI   THE SERVICER..................................................   18
   SECTION 6.1  Representations of Servicer................................   18
   SECTION 6.2  Indemnities of Servicer....................................   19
   SECTION 6.3  Merger or Consolidation of, or Assumption of the
                Obligations of, Servicer...................................   20
   SECTION 6.4  Limitation on Liability of Servicer and Others.............   20
   SECTION 6.5  Delegation of Duties.......................................   21
   SECTION 6.6  VCI Not to Resign as Servicer..............................   21
   SECTION 6.7  Servicer May Own Notes.....................................   21

ARTICLE VII  REPLACEMENT OF SERVICER.......................................   22
   SECTION 7.1  Replacement of Servicer....................................   22
   SECTION 7.2  Notification to Noteholders................................   23

ARTICLE VIII OPTIONAL PURCHASE.............................................   23
   SECTION 8.1  Optional Purchase of Trust Estate..........................   23

ARTICLE IX   MISCELLANEOUS PROVISIONS......................................   23
   SECTION 9.1  Amendment..................................................   23
   SECTION 9.2  Protection of Title........................................   25
   SECTION 9.3  Other Liens or Interests...................................   26
   SECTION 9.4  Transfers Intended as Sale; Security Interest..............   26
   SECTION 9.5  Notices, Etc...............................................   27
   SECTION 9.6  Choice of Law..............................................   27

                                TABLE OF CONTENTS
                                   (continued)

   SECTION 9.7  Headings...................................................   27
   SECTION 9.8  Counterparts...............................................   27
   SECTION 9.9  Waivers....................................................   27
   SECTION 9.10 Entire Agreement...........................................   28
   SECTION 9.11 Severability of Provisions.................................   28
   SECTION 9.12 Binding Effect.............................................   28
   SECTION 9.13 Acknowledgment and Agreement...............................   28
   SECTION 9.14 No Waiver; Cumulative Remedies.............................   28
   SECTION 9.15 Nonpetition Covenant.......................................   28
   SECTION 9.16 Submission to Jurisdiction; Waiver of Jury Trial...........   29
   SECTION 9.17 Limitation of Liability....................................   29
   SECTION 9.18 Third-Party Beneficiaries..................................   30
   SECTION 9.19 Information Requests.......................................   30
   SECTION 9.20 Regulation AB..............................................   30
   SECTION 9.21 Information to Be Provided by the Indenture Trustee........   30

Appendix A  Definitions
Schedule I  Representations and Warranties With Respect to the Receivables
Schedule II Notice Addressees

Exhibit A   Form of Assignment pursuant to Sale and Servicing Agreement
Exhibit B   Perfection Representations, Warranties and Covenants
Exhibit C   Servicing Criteria to be Addressed in Indenture Trustee's Assessment
            of Compliance
Exhibit D   Form of Indenture Trustee's Annual Certification

     SALE AND SERVICING AGREEMENT, dated as of [___________] (together with all exhibits, schedules and appendices hereto and as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), by and among VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[__]-[__] (the "Issuer"), a Delaware statutory trust, VOLKSWAGEN PUBLIC AUTO LOAN SECURITIZATION, LLC, a Delaware limited liability company, as seller (the "Seller"), VW CREDIT, INC., a Delaware corporation ("VCI"), as servicer (in such capacity, the "Servicer"), and [_______________], a [national banking association], as indenture trustee (the "Indenture Trustee").

     WHEREAS, the Issuer desires to purchase from the Seller a portfolio of motor vehicle receivables, including retail motor vehicle installment sales contracts and/or installment loans that are secured by new and used automobiles and light-duty trucks;

     WHEREAS, the Seller is willing to sell such portfolio of motor vehicle receivables and related property to the Issuer; and

     WHEREAS, VCI is willing to service such motor vehicle receivables and related property on behalf of the Issuer;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I

                              DEFINITIONS AND USAGE

     SECTION 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.

     SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                        CONVEYANCE OF TRANSFERRED ASSETS

     SECTION 2.1 Conveyance of Transferred Assets. In consideration of the Issuer's sale and delivery to, or upon the order of, the Seller of all of the Notes and the Certificate on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in and to the Transferred Assets, described in an Assignment substantially in the form of Exhibit A delivered on the Closing Date. The sale, transfer, assignment and conveyance made hereunder will not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or the applicable Originator to the Obligors, the Dealers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     SECTION 2.2 Representations and Warranties of the Seller as to each Receivable. The Seller hereby makes the representations and warranties set forth on Schedule I as to the Receivables sold, transferred, assigned, and otherwise conveyed to the Issuer under this Agreement on which such representations and warranties the Issuer relies in acquiring the Receivables. The representations and warranties as to each Receivable shall survive the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Seller shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor or to notify any Dealer about any aspect of the transaction contemplated by the Transaction Documents.

     SECTION 2.3 Repurchase upon Breach. Upon discovery by any party hereto of a breach of any of the representations and warranties set forth in Section 2.2 at the time such representations and warranties were made which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto; provided that delivery of the Servicer's Certificate shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach; provided, further, that the failure to give such notice shall not affect any obligation of the Seller hereunder. If the Seller does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Seller elects, an earlier date) after the date that the Seller became aware or was notified of such breach, then the Seller shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Payment Date following the end of such Collection Period. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by the Seller shall be at a price equal to the Repurchase Price. In consideration for such repurchase, the Seller shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Payment Date. Upon payment of such Repurchase Price by the Seller, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as shall be reasonably requested of it to vest in the Seller or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the right to cause the Seller to purchase (or to enforce the obligations of VCI under the Purchase Agreement to purchase) any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3.

     SECTION 2.4 Custody of Receivable Files.

     (a) Custody. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoint the Servicer, and the Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby or will hereby be constructively delivered to the Indenture Trustee (or its agent or designee), as pledgee of the Issuer pursuant to the Indenture with respect to each Receivable (but only to the extent applicable to such Receivable and only to the extent held in tangible paper form) (the "Receivable Files"):

          (i) the fully executed original of the retail motor vehicle installment sales contract or promissory note and security agreement related to such Receivable, including any written amendments or extensions thereto;

          (ii) the original credit application or a photocopy thereof to the extent held in paper form;

          (iii) the original Certificate of Title or, if not yet received, evidence that an application therefore has been submitted with the appropriate authority, a guaranty of title from a Dealer or such other document that the Servicer keeps on file, in accordance with its Customary Servicing Practices, evidencing the security interest of the applicable Originator in the Financed Vehicle; provided, however, that in lieu of being held in the Receivable File, the Certificate of Title may be held by a third party service provider engaged by the Servicer to obtain or hold Certificates of Title; and

          (iv) any and all other documents that the Servicer or the Seller keeps on file, in accordance with its Customary Servicing Practices, relating to a Receivable, an Obligor or a Financed Vehicle.

The foregoing appointment of the Servicer is deemed to be made with due care.

     (b) Safekeeping. The Servicer, in its capacity as custodian, shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee. In performing its duties as custodian, the Servicer shall act in accordance with its Customary Servicing Practices. In accordance with its Customary Servicing Practices, the Servicer will conduct, or cause to be conducted, periodic reviews of the Receivable Files held by it under this Agreement, and of the related accounts, records, and computer systems, in such a manner as would enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping (it being understood that the Indenture Trustee shall have no duty to verify such records). The Servicer will promptly report to the Issuer and the Indenture Trustee any failure on its part to hold a material portion of the Receivable Files and maintain its accounts, records, and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein will be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files. The Servicer may, in accordance with its Customary Servicing Practices: (i) maintain all or a portion of the Receivable Files in electronic form and (ii) maintain custody of all or any portion of the Receivable Files with one or more of its agents or designees.

     (c) Maintenance of and Access to Records. The Servicer will maintain each Receivable File in the United States (it being understood that the Receivable Files, or any part thereof, may be maintained at the offices of any Person to whom the Servicer has delegated responsibilities in accordance with Section 6.5). The Servicer will make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files upon request. The Servicer will provide access to the Receivable Files, and the related accounts records, and computer systems maintained by the Servicer at such times as the Issuer or the Indenture Trustee direct, but only upon reasonable notice and during the normal business hours at the respective offices of the Servicer.

     (d) Release of Documents. Upon written instructions from the Indenture Trustee, the Servicer will release or cause to be released any document in the Receivable Files to the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon thereafter as is practicable. Any document so released will be handled by the Indenture Trustee with due care and returned to the Servicer for safekeeping as soon as the Indenture Trustee or its agent or designee, as the case may be, has no further need therefor.

     (e) Instructions; Authority to Act. All instructions from the Indenture Trustee will be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Servicer will be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

     (f) Custodian's Indemnification. Subject to Section 6.2, the Servicer as custodian will indemnify the Issuer and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer will not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misconduct, bad faith or negligence of the Indenture Trustee or the Issuer or (ii) to the Indenture Trustee for any portion of any such amount resulting from the failure of the Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee to handle with due care any Certificate of Title or other document released to the Indenture Trustee or the Indenture Trustee's agent or designee pursuant to Section 2.4(d).

     (g) Effective Period and Termination. The Servicer's appointment as custodian will become effective as of the Cut-Off Date and will continue in full force and effect until terminated pursuant to this Section. If VCI resigns as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Servicer have been terminated under Section 7.1, the appointment of the Servicer as custodian hereunder may be terminated by the Indenture Trustee, or by the Noteholders of Notes evidencing not less than a majority of the Outstanding Notes, in the same manner as the Indenture Trustee or such Noteholders may terminate the rights and obligations of the Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Servicer will deliver to the Indenture Trustee or the Indenture Trustee's agent the Receivable Files and the related accounts and records maintained by the Servicer at such place or places as the Indenture Trustee may reasonably designate.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING OF
                         RECEIVABLES AND TRUST PROPERTY

     SECTION 3.1 Duties of Servicer.

     (a) The Servicer is hereby appointed by the Issuer and authorized to act as agent for the Issuer and in such capacity shall manage, service, administer and make collections on the Receivables in accordance with its Customary Servicing Practices, using the degree of skill and attention that the Servicer exercises with respect to all comparable motor vehicle receivables that it services for itself or others. The Servicer's duties will include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, sending invoices or payment coupons to Obligors, reporting any required tax information to Obligors, accounting for collections and furnishing monthly and annual statements to the Indenture Trustee with respect to distributions. The Servicer hereby accepts such appointment and authorization and agrees to perform the duties of Servicer with respect to the Receivables set forth herein.

     (b) The Servicer will follow its Customary Servicing Practices and will have full power and authority to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, a legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences a legal proceeding to enforce a Receivable, the Issuer will thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Issuer to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Receivable on the ground that it is not a real party in interest or a holder entitled to enforce the Receivable, the Issuer will, at the Servicer's expense and direction, take steps to enforce the Receivable, including bringing suit in its name or the name of the Indenture Trustee. The Issuer will furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer, at its expense, will obtain on behalf of the Issuer all licenses, if any, required by the laws of any jurisdiction to be held by the Issuer in connection with ownership of the Receivables, and will make all filings and pay all fees as may be required in connection therewith during the term hereof.

     (c) The Servicer hereby agrees that upon its resignation and the appointment of a successor Servicer hereunder, the Servicer will terminate its activities as Servicer hereunder in accordance with Section 7.1, and, in any case, in a manner which the Indenture Trustee reasonably determines will facilitate the transition of the performance of such activities to such successor Servicer, and the Servicer shall cooperate with and assist such successor Servicer.

     SECTION 3.2 Collection of Receivable Payments. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same become due in accordance with its Customary Servicing Practices. Subject to Section 3.5, the Servicer may grant extensions, rebates, deferrals, amendments, modifications or adjustments with respect to any Receivable in accordance with its Customary Servicing Practices; provided, however, that if the Servicer (i) extends the date for final payment by the Obligor of any Receivable beyond the last day of the Collection Period prior to the Class A-4 Final Scheduled Payment Date or (ii) reduces the Contract Rate or Outstanding Principal Balance with respect to any Receivable other than as required by applicable law, it will promptly purchase such Receivable in the manner provided in Section 3.6. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Receivable. Notwithstanding anything in this Agreement to the contrary, the Servicer may refinance any Receivable by accepting a new promissory note from the related Obligor and depositing the full Outstanding Principal Balance of such Receivable into the Collection Account. The receivable created by such refinancing shall not be property of the Issuer.

     SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Servicer will use commercially reasonable efforts, consistent with its Customary Servicing Practices, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Servicer had determined eventual payment in full is unlikely unless it determines in its sole discretion that repossession will not increase the Liquidation Proceeds by an amount greater than the expense of such repossession or that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer will follow such Customary Servicing Practices as it deems necessary or advisable, which may include reasonable efforts to realize upon any recourse to any Dealer and selling the Financed Vehicle at public or private sale. The foregoing will be subject to the provision that, in any case in which the Financed Vehicle has suffered damage, the Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it determines in


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

its sole discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

     SECTION 3.4 Maintenance of Security Interests in Financed Vehicles. The Servicer will, in accordance with its Customary Servicing Practices, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason.

     SECTION 3.5 Covenants of Servicer. The Servicer will not release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder or payment in full less a deficiency which the Servicer would not attempt to collect in accordance with its Customary Servicing Practices or in connection with repossession or except as may be required by an insurer in order to receive proceeds from any Insurance Policy covering such Financed Vehicle.

     SECTION 3.6 Purchase of Receivables Upon Breach. Upon discovery by any party hereto of a breach of any of the covenants set forth in Section 3.2, 3.3,
3.4 or 3.5 which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto; provided that delivery of the Servicer's Certificate shall be deemed to constitute prompt notice by the Servicer and the Issuer of such breach; provided, further, that the failure to give such notice shall not affect any obligation of the Servicer hereunder. If the Servicer does not correct or cure such breach prior to the end of the Collection Period which includes the 60th day (or, if the Servicer elects, an earlier date) after the date that the Servicer became aware or was notified of such breach, then the Servicer shall purchase any Receivable materially and adversely affected by such breach from the Issuer on the Payment Date following the end of such Collection Period. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by the Servicer shall be at a price equal to the Repurchase Price. In consideration for such repurchase, the Servicer shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to 11:00 a.m., New York City time on such Payment Date. Upon payment of such Repurchase Price by the Servicer, the Issuer and the Indenture Trustee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as shall be reasonably necessary to vest in the Servicer or its designee any Receivable repurchased pursuant hereto. It is understood and agreed that the obligation of the Servicer to purchase any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee.

     SECTION 3.7 Servicing Fee. On each Payment Date, the Issuer shall pay to the Servicer the Servicing Fee in accordance with Section 4.4 for the immediately preceding Collection Period as compensation for its services. In addition, the Servicer will be entitled to retain all Supplemental Servicing Fees. The Servicer also will be entitled to receive investment earnings (net of investment losses and expenses) on funds deposited in the Collection Account and the Principal Distribution Account during each Collection Period.

     SECTION 3.8 Servicer's Certificate. On or before the Determination Date preceding each Payment Date, the Servicer shall deliver to the Indenture Trustee and each Paying Agent, and the Indenture Trustee shall forward such copy to each of the Rating Agencies, a Servicer's Certificate containing all information necessary to make the payments, transfers and distributions pursuant to Sections
4.3 and 4.4 on such Payment Date, together with the written statements to be furnished by the Indenture Trustee to the Noteholders pursuant to Section 4.6 hereof and Section 6.6 of the Indenture. At the sole option of the Servicer, each Servicer's Certificate may be delivered in electronic or hard copy format.

     SECTION 3.9 Annual Officer's Certificate; Notice of Servicer Replacement Event. (a) The Servicer will deliver to the Rating Agencies, the Issuer and the Indenture Trustee, on or before March 30 of each year, beginning on [__________], an Officer's Certificate (with appropriate insertions) providing such information as is required under Item 1123 of Regulation AB.

     (b) The Servicer will deliver to the Issuer, the Indenture Trustee and each Rating Agency promptly after having obtained knowledge thereof, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Replacement Event.

     (c) The Servicer will deliver to the Issuer, on or before March 30 of each year, beginning on [__________], a report regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, including disclosure of any material instance of non-compliance identified by the Servicer, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

     SECTION 3.10 Annual Servicing Report of Independent Public Accountants. On or before the 90th day following the end of each fiscal year, beginning with the fiscal year ending [__________], the Servicer shall cause a firm of independent public accountants (who may also render other services to the Servicer, the Seller or their respective Affiliates) to furnish to the Indenture Trustee, the Servicer, the Seller and each Rating Agency each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any affiliate thereof during the related fiscal year delivered by such accountants pursuant to paragraph (c) of Rule 13a-18 or Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. The certification required by this paragraph may be replaced by any similar certification using other procedures or attestation standards which are now or in the future in use by servicers of comparable motor vehicle receivables, or which comply with any rule, regulation, "no action" letter or similar guidance promulgated by the Commission.

     SECTION 3.11 Servicer Expenses. The Servicer shall pay all expenses (other than expenses described in the definition of Liquidation Proceeds) incurred by it in connection with its activities hereunder, including fees, expenses, indemnities and disbursements of the Indenture Trustee, the Owner Trustee (as more fully described in Sections 8.1 and 8.2 of the Trust Agreement), independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Noteholders and the Certificateholder.

     SECTION 3.12 1934 Act Filings. The Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed pursuant to the Securities and Exchange Act of 1934, as amended, and the rules thereunder.

                                   ARTICLE IV

                            DISTRIBUTIONS; ACCOUNTS;
                       STATEMENTS TO THE CERTIFICATEHOLDER
                               AND THE NOTEHOLDERS

     SECTION 4.1 Establishment of Accounts. (a) The Servicer shall cause to be established:

          (i) For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee.

          (ii) For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the "Principal Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee.

          (iii) For the benefit of the Noteholders, in the name of the Indenture Trustee, an Eligible Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders, which Eligible Account shall be established by and maintained with the Indenture Trustee or its designee.

     (b) Funds on deposit in the Collection Account, the Reserve Account and the Principal Distribution Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee in Permitted Investments selected in writing by the Servicer and of which the Servicer provides notification (pursuant to standing instructions or otherwise); provided that it is understood and agreed that neither the Servicer, the Indenture Trustee nor the Issuer shall be liable for any loss arising from such investment in Permitted Investments. All such Permitted Investments shall be held by or on behalf of the Indenture Trustee as secured party for the benefit of the Noteholders; provided that on each Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Collection Account and the Principal Distribution Account shall be distributed to the Servicer and shall not be available to pay the distributions provided for in Section 4.4. All investments of funds on deposit in the Trust Accounts shall mature so that such funds will be available on the next Payment Date. No Permitted Investment shall be sold or otherwise disposed of prior to its scheduled maturity unless a default occurs with respect to such Permitted Investment and the Servicer directs the Indenture Trustee in writing to dispose of such Permitted Investment.

     (c) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof and all such funds, investments and proceeds shall be part of the Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any Trust Account ceases to be an Eligible Account, the Servicer shall promptly notify the Indenture Trustee in writing (unless such Trust Account is an account with the Indenture Trustee) and within 10 Business Days (or such longer period as to which each Rating Agency may consent) after becoming aware of the fact, establish a new Trust Account as an Eligible Account and shall direct the Indenture Trustee to transfer any cash and/or any investments to such new Trust Account.

     (d) With respect to the Trust Account Property, the parties hereto agree that:

          (i) any Trust Account Property that consists of uninvested funds shall be held solely in Eligible Accounts and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and, except as otherwise provided in the Transaction Documents, the Indenture Trustee or its designee shall have sole signature authority with respect thereto;

          (ii) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee or its designee, in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or any such designee;

          (iii) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
               (iv) below shall be delivered to the Indenture Trustee or its designee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee or such designee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its designee's) ownership of such security on the books of the issuer thereof; and

          (iv) any Trust Account Property that is an uncertificated security that is a "book-entry security" (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account at a Federal Reserve Bank and eligible for transfer through the Fedwire(R) Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee or its designee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee or such designee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph.

     SECTION 4.2 Remittances. The Servicer shall deposit an amount equal to all Collections into the Collection Account within two Business Days after receipt; provided, however, that if the Monthly Remittance Condition is satisfied, then the Servicer shall not be required to deposit into the Collection Account an amount equal to the Collections received during any Collection Period until 11:00 a.m., New York City time, on the following Payment Date. The "Monthly Remittance Condition" shall be deemed to be satisfied if (i) VCI is the Servicer, (ii) no Servicer Replacement Event has occurred and is continuing and
(iii)(x) Volkswagen AG has a short-term debt rating of at least "P-1" from Moody's and "A-1" from Standard & Poor's, (y) both Moody's and Standard & Poor's are then rating a debt issuance of Volkswagen of America, Inc. or VCI (and, in the case of VCI, such debt issuance is guaranteed by Volkswagen AG) and (z) VCI remains a direct or indirect wholly-owned subsidiary of Volkswagen AG. Notwithstanding the foregoing, the Servicer may remit Collections to the Collection Account on any other alternate remittance schedule (but not later than the related Payment Date) if the Rating Agency Condition is satisfied with respect to such alternate remittance schedule. Pending deposit into the Collection Account, Collections may be commingled and used by the Servicer at its own risk and are not required to be segregated from its own funds.

     SECTION 4.3 Additional Deposits and Payments; Servicer Advances. (a) On each Payment Date, the Servicer and the Seller will deposit into the Collection Account the aggregate Repurchase Price with respect to Repurchased Receivables purchased by the Servicer or the Seller, respectively, on such Payment Date and the Servicer will deposit into the Collection Account all amounts, if any, to be paid under Section 8.1 in connection with the Optional Purchase. All such deposits with respect to a Payment Date will be made, in immediately available funds by 11:00 a.m., New York City time, on such Payment Date related to such Collection Period.

     (b) The Indenture Trustee will, on each Payment Date, withdraw from the Reserve Account the Reserve Account Excess Amount, if any, for such Payment Date and deposit such amounts in the Collection Account.

     (c) On each Payment Date, the Servicer shall deposit into the Collection Account prior to 11:00 a.m., New York City time, an advance in an amount equal to the lesser of (a) any shortfall in the amounts available to make the payments in clauses first through fourth of Section 4.4(a) and (b) the aggregate scheduled monthly payments due on Receivables but not received during and prior to the related Collection Period (an "Advance"); provided, however, that the Servicer will not be obligated to make an Advance if the Servicer reasonably determines in its sole discretion that such Advance is not likely to be repaid from future cash flows from the Receivables. No Advances will be made with respect to Defaulted Receivables.

     (d) The Indenture Trustee will, on the Payment Date relating to each Collection Period, withdraw from the Reserve Account the Reserve Account Draw Amount and deposit such amounts in the Collection Account.

     (e) On the Closing Date the Seller will deposit, or cause to be deposited from proceeds of the sale of the Notes, into the Reserve Account an amount equal to the Initial Reserve Account Deposit Amount.

     SECTION 4.4 Distributions.

     (a) Prior to any acceleration of the Notes pursuant to Section 5.2 of the Indenture, on each Payment Date, the Indenture Trustee (based on information contained in, and as directed by, the Servicer's Certificate delivered on or before the related Determination Date pursuant to Section 3.8) shall make the following deposits and distributions, to the extent of Available Funds, Advances made on such Payment Date pursuant to Section 4.3(c) and the Reserve Account Draw Amount, on deposit in the Collection Account for such Payment Date, in the following order of priority:

          (i) first, to the Servicer (or any predecessor Servicer, if applicable) for reimbursement of all outstanding Advances;

          (ii) second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees with respect to prior periods;

          (iii) third, to the Noteholders, the Accrued Note Interest for the related Interest Period; provided that if there are not sufficient funds available to pay the entire amount of the Accrued Note Interest, the amounts available will be applied to the payment of such interest on the Notes on a pro rata basis;

          (iv) fourth, to the Principal Distribution Account for distribution to the Noteholders pursuant to Section 8.2(c) of the Indenture, the Noteholders' Principal Distribution Amount;

          (v) fifth, to the Reserve Account, any additional amounts required to increase the amount in the Reserve Account up to the Specified Reserve Account Balance;

          (vi) sixth, to the Owner Trustee and the Indenture Trustee, fees and expenses (including indemnification amounts) permitted under the Trust Agreement and the Indenture, as applicable, which have not been previously paid;

          (vii) seventh, to the Certificateholder, to reduce the outstanding principal amount of the Certificate, the Certificateholder's Principal Distribution Amount, if any; and

          (viii) eighth, to or at the direction of the Seller, any funds remaining.

Notwithstanding any other provision of this Section 4.4, following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes, the Indenture Trustee shall apply all amounts on deposit in the Collection Account pursuant to Section 5.4(b) of the Indenture.

     (b) After the payment in full of the Notes and all other amounts payable under Section 4.4(a), all Collections shall be paid to or in accordance with the instructions provided from time to time by the Certificateholder.

     (c) Notwithstanding any statement to the contrary contained in any of the Transaction Documents, if the Class A-1 Notes remain outstanding at that time, all payments, deposits and withdrawals required to be made on the Payment Date in [_____] shall be made on the Class A-1 Final Scheduled Payment Date, except that payments of interest and principal on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes shall be paid on the applicable Payment Date in [_____].

     SECTION 4.5 Net Deposits. If the Monthly Remittance Condition is satisfied, the Servicer shall be permitted to deposit into the Collection Account only the net amount distributable to Persons other than the Servicer and its Affiliates on the Payment Date. The Servicer shall, however, account as if all of the deposits and distributions described herein were made individually.

     SECTION 4.6 Statements to Certificateholder and Noteholders. On or before each Determination Date, the Servicer shall deliver to the Indenture Trustee and each Paying Agent, and the Indenture Trustee shall forward such copy to each of the Rating Agencies and to each Noteholder of record as of the most recent Record Date, a statement setting forth for the Collection Period and Payment Date relating to such Determination Date the following information (to the extent applicable):

     (a) the aggregate amount being paid on such Payment Date in respect of interest on and principal of each Class of Notes;

     (b) the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance and the Certificate Balance, in each case after giving effect to payments on such Payment Date;

     (c) (i) the amount on deposit in the Reserve Account and the Specified Reserve Account Balance, each as of the beginning and end of the related Collection Period, (ii) the amount deposited in the Reserve Account in respect of such Payment Date, if any, (iii) the Reserve Account Draw Amount and the Reserve Account Excess Amount, if any, to be withdrawn from the Reserve Account on such Payment Date, (iv) the balance on deposit in the Reserve Account on such Payment Date after giving effect to withdrawals therefrom and deposits thereto in respect of such Payment Date and (v) the change in such balance from the immediately preceding Payment Date;

     (d) the Noteholders' Principal Distribution Amount and the
Certificateholders' Principal Distribution Amount, if any, for such Payment
Date;

     (e) the Net Pool Balance and the Note Factor as of the close of business on the last day of the preceding Collection Period;

     (f) the amount of the Servicing Fee to be paid to the Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees;

     (g) the amount of the Noteholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

     (h) the aggregate Repurchase Price with respect to Repurchased Receivables paid by (i) the Servicer and (ii) the Seller with respect to the related Collection Period;

     (i) the amount of Advances, if any, on such Payment Date; and

     (j) the amount of Collections for the related Collection Period.

Each amount set forth pursuant to paragraph (a) or (g) above relating to the Notes shall be expressed as a dollar amount per $1,000 of the Initial Note Balance of the Notes (or Class thereof).

     The Indenture Trustee will make available via the Indenture Trustee's internet website all reports or notices required to be provided by the Indenture Trustee under this Section 4.6. Any information that is disseminated in accordance with the provisions of this Section 4.6 shall not be required to be disseminated in any other form or manner; provided, however, any such information that must be delivered to the Rating Agencies under this Section 4.6 shall be sent by electronic mail to each Rating Agency. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

     The Indenture Trustee's internet website shall be initially located at "[ ]" or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders, the Servicer, the Issuer or any Paying Agent. In connection with providing access to the Indenture Trustee's internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for the dissemination of information in accordance with this Agreement.

     SECTION 4.7 No Duty to Confirm. The Indenture Trustee shall have no duty or obligation to verify or confirm the accuracy of any of the information or numbers set forth in the Servicer's Certificate delivered by the Servicer to the Indenture Trustee, and the Indenture Trustee shall be fully protected in relying upon such Servicer's Certificate.

                                    ARTICLE V

                                   THE SELLER

     SECTION 5.1 Representations and Warranties of Seller. The Seller makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

     (a) Existence and Power. The Seller is a Delaware limited liability company validly existing and in good standing under the laws of the State of Delaware and has, in all material respects, all power and authority required to carry on its business as it is now conducted. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.

     (b) Authorization and No Contravention. The execution, delivery and performance by the Seller of each Transaction Document to which it is a party
(i) have been duly authorized by all necessary limited liability company action on the part of the Seller and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller's ability to perform its obligations under, the Transaction Documents).

     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than
(i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Transferred Assets or would not materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.

     (d) Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

     (e) Lien Filings. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

     (f) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

     SECTION 5.2 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

     (a) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder from and against any loss, liability or expense incurred by reason of the Seller's violation of federal or State securities laws in connection with the registration or the sale of the Notes.

     (b) The Seller will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Estate.

     (c) Indemnification under this Section 5.2 will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

     (d) The Seller's obligations under this Section 5.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, the Servicer, the Indenture Trustee and the Owner Trustee, by entering into or accepting this Agreement, acknowledge and agree that they have no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee either (i) asserts an interest or claim to, or benefit from, Other Assets, or
(ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Issuer, the Servicer, the Indenture Trustee or the Owner Trustee further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer, the Servicer, the Indenture Trustee and the Owner Trustee each further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 5.2(d) and the terms of this Section 5.2(d) may be enforced by an action for specific performance. The provisions of this
Section 5.2(d) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

     SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated,
(ii) resulting from any merger, conversion, or consolidation to which the Seller is a party, (iii) succeeding to the business of the Seller, or (iv) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by Volkswagen AG, which

Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. Notwithstanding the foregoing, if the Seller enters into any of the foregoing transactions and is not the surviving entity, (x) the Seller shall deliver to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 5.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller will deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or
(B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest. The Seller will provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 5.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses
(x) and (y) of this Section 5.3 will be conditions to the consummation of any of the transactions referred to in clauses (i), (ii) or (iii) of this Section 5.3 in which the Seller is not the surviving entity.

     SECTION 5.4 Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 5.5 Seller May Own Notes. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Transaction Documents, without preference, priority, or distinction as among all of the Notes. Notes owned by the Issuer, Seller, Servicer, Administrator or any of their respective Affiliates shall be disregarded with respect to the determination of any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any other Transaction Document.

     SECTION 5.6 Sarbanes-Oxley Act Requirements. To the extent any documents are required to be filed or any certification is required to be made with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Servicer and the Seller, or either of them, to prepare, sign, certify and file any such documents or certifications on behalf of the Issuer.

     SECTION 5.7 Compliance with Organizational Documents. The Seller shall comply with its limited liability company agreement and other organizational documents.

                                   ARTICLE VI

                                  THE SERVICER

     SECTION 6.1 Representations of Servicer. The Servicer makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

     (a) Existence and Power. The Servicer is a Delaware corporation validly existing and in good standing under the laws of Delaware and has, in all material respects, all power and authority to carry on its business as it is now conducted. The Servicer has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.

     (b) Authorization and No Contravention. The execution, delivery and performance by the Servicer of the Transaction Documents to which it is a party
(i) have been duly authorized by all necessary action on the part of the Servicer and (ii) do not contravene or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational documents or (C) any material agreement, contract, order or other instrument to which it is a party or its property is subject (other than violations which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Servicer's ability to perform its obligations under, the Transaction Documents).

     (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Servicer of any Transaction Document other than
(i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would not materially and adversely affect the ability of the Servicer to perform its obligations under the Transaction Documents.

     (d) Binding Effect. Each Transaction Document to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting creditors' rights generally and, if applicable, the rights of creditors of corporations from time to time in effect or by general principles of equity.

     (e) No Proceedings. There are no actions, suits or proceedings pending or, to the knowledge of the Servicer, threatened against the Servicer before or by any Governmental

Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents, (ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Servicer of its obligations under this Agreement or any of the other Transaction Documents, or (iv) relate to the Servicer that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

     SECTION 6.2 Indemnities of Servicer. The Servicer will be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement, and hereby agrees to the following:

     (a) The Servicer will defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

     (b) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein or in the other Transaction Documents, if any, including, without limitation, any sales, gross receipts, general corporation, tangible personal property, privilege, or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the conveyance of the Receivables to the Issuer or the issuance and original sales of the Notes, or asserted with respect to ownership of the Receivables, or federal or other Applicable Tax State income taxes arising out of the transactions contemplated by this Agreement and the other Transaction Documents) and costs and expenses in defending against the same. For the avoidance of doubt, the Servicer will not indemnify for any costs, expenses, losses, claims, damages or liabilities due to the credit risk of the Obligor and for which reimbursement would constitute recourse for uncollectible Receivables.

     (c) The Servicer will indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith (other than errors in judgment) of the Servicer in the performance of its duties under this Agreement or any other Transaction Document to which it is a party, or by reason of its failure to perform its obligations or of reckless disregard of its obligations and duties under this Agreement or any other Transaction Document to which it is a party; provided, however, that the Servicer will not indemnify for any costs, expenses, losses, claims, damages or liabilities arising from its breach of any covenant for which the repurchase of the affected Receivables is specified as the sole remedy pursuant to Section 3.6.

     (d) The Servicer will compensate and indemnify the Owner Trustee to the extent and subject to the conditions set forth in Sections 8.1 and 8.2 of the Trust Agreement. The Servicer will compensate and indemnify the Indenture Trustee to the extent and subject to the conditions set forth in Section 6.7 of the Indenture, except to the extent that any cost, expense, loss, claim, damage or liability arises out of or is incurred in connection with the performance by the Indenture Trustee of the duties of a successor Servicer hereunder.

     (e) Indemnification under this Section 6.2 by VCI (or any successor thereto pursuant to Section 7.1) as Servicer, with respect to the period such Person was the Servicer, will survive the termination of such Person as Servicer or a resignation by such Person as Servicer as well as the termination of this Agreement and the Trust Agreement or the resignation or removal of the Owner Trustee or the Indenture Trustee and will include reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Servicer, without interest.

     SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Servicer is a party, (iii) succeeding to the business of the Servicer, or (iv) of which Volkswagen AG owns, directly or indirectly, more than 50% of the voting stock or voting power and 50% or more of the economic equity, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, will be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. Notwithstanding the foregoing, if the Servicer enters into any of the foregoing transactions and is not the surviving entity, (x) the Servicer shall deliver to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation, or succession and such agreement of assumption comply with this Section 6.3 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (y) the Servicer will deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interests. The Servicer will provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) of this Section 6.3 will be conditions to the consummation of any of the transactions referred to in clauses (i), (ii) or (iii) of this Section 6.3 in which the Servicer is not the surviving entity.

     SECTION 6.4 Limitation on Liability of Servicer and Others. (a) Neither the Servicer nor any of the directors or officers or employees or agents of the Servicer will be under any liability to the Issuer, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision will not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of its failure to perform its obligations or of reckless disregard of obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement (except for errors in judgment). The Servicer and any director, officer or employee or agent of the Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Seller or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

     (b) Except as provided in this Agreement, the Servicer will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties to this Agreement and the interests of the Noteholders and the Certificateholder under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Servicer.

     SECTION 6.5 Delegation of Duties. The Servicer may, at any time without notice or consent, delegate (a) any or all of its duties (including, without limitation, its duties as custodian) under the Transaction Documents to any of its Affiliates or (b) specific duties to sub-contractors who are in the business of performing such duties; provided that no such delegation shall relieve the Servicer of its responsibility with respect to such duties and the Servicer shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Servicer alone were performing such duties.

     SECTION 6.6 VCI Not to Resign as Servicer. Subject to the provisions of Sections 6.3 and 6.5, VCI will not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement is no longer permissible under applicable law. Notice of any such determination permitting the resignation of VCI will be communicated to the Issuer and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, will be confirmed in writing at the earliest practicable time) and any such determination will be evidenced by an Opinion of Counsel to such effect delivered to the Issuer and the Indenture Trustee concurrently with or promptly after such notice. No such resignation will become effective until a successor Servicer has assumed the responsibilities and obligations of VCI as Servicer.

     SECTION 6.7 Servicer May Own Notes. The Servicer, and any Affiliate of the Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes with the same rights as it would have if it were not the Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by or pledged to the Servicer or such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes.

                                   ARTICLE VII

                             REPLACEMENT OF SERVICER

     SECTION 7.1 Replacement of Servicer.

     (a) If a Servicer Replacement Event shall have occurred and be continuing, the Indenture Trustee shall, at the direction of 66-2/3% of the Noteholders, by notice given to the Servicer, the Owner Trustee, the Issuer, the Administrator, the Noteholders and each Rating Agency, terminate the rights and obligations of the Servicer under this Agreement with respect to the Receivables. In the event the Servicer is removed or resigns as Servicer with respect to servicing the Receivables, the Indenture Trustee shall appoint a successor Servicer. Upon the Servicer's receipt of notice of termination the predecessor Servicer will continue to perform its functions as Servicer under this Agreement only until the date specified in such termination notice or, if no such date is specified in such termination notice, until receipt of such notice. If a successor Servicer has not been appointed at the time when the predecessor Servicer ceases to act as Servicer in accordance with this Section, the Indenture Trustee without further action will automatically be appointed the successor Servicer. Notwithstanding the above, the Indenture Trustee, if it is legally unable or is unwilling to so act, will appoint, or petition a court of competent jurisdiction to appoint a successor Servicer. Any successor Servicer shall be an established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of comparable motor vehicle receivables having an aggregate outstanding principal amount of not less than $50,000,000.

     (b) Noteholders holding not less than a majority of the Outstanding Notes may waive any Servicer Replacement Event. Upon any such waiver, such Servicer Replacement Event shall cease to exist and be deemed to have been cured and not to have occurred for every purpose of this Agreement, but no such waiver shall extend to any prior, subsequent or other Servicer Replacement Event or impair any right consequent thereto.

     (c) If replaced, the Servicer agrees that it will use commercially reasonable efforts to effect the orderly and efficient transfer of the servicing of the Receivables to a successor Servicer. All reasonable costs and expenses incurred in connection with transferring the Receivable Files to the successor Servicer and all other reasonable costs and expenses incurred in connection with the transfer to the successor Servicer related to the performance by the Servicer hereunder will be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses.

     (d) Upon the effectiveness of the assumption by the successor Servicer of its duties pursuant to this Section 7.1, the successor Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement with respect to the Receivables, and shall be subject to all the responsibilities, duties and liabilities relating thereto, except with respect to the obligations of the predecessor Servicer that survive its termination as Servicer, including indemnification obligations as set forth in Section 6.2(e). In such event, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such termination and replacement of the Servicer, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. No Servicer shall resign or be relieved of its duties under this Agreement, as Servicer of the Receivables, until a newly appointed Servicer for the Receivables shall have assumed the responsibilities and obligations of the resigning or terminated Servicer under this Agreement.

     (e) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of the successor Servicer out of Available Funds as it and such successor Servicer will agree; provided, however, that no such compensation will be in excess of the amount paid to the predecessor Servicer under this Agreement.

     (f) The predecessor Servicer shall be entitled to receive reimbursement for any outstanding Advances made with respect to the Receivables to the extent funds are available therefore in accordance with Section 4.4.

     SECTION 7.2 Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VII, the Indenture Trustee will give prompt written notice thereof to the Owner Trustee, the Issuer, the Administrator, each Rating Agency and to the Noteholders at their respective addresses of record.

                                  ARTICLE VIII

                                OPTIONAL PURCHASE

     SECTION 8.1 Optional Purchase of Trust Estate. If VCI is the Servicer, then VCI shall have the right at its option (the "Optional Purchase") to purchase the Trust Estate (other than the Reserve Account) from the Issuer on any Payment Date if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the aggregate Net Pool Balance is less than or equal to 10% of the initial Net Pool Balance. The purchase price for the Trust Estate shall equal the greater of (a) the unpaid principal amount of the Notes plus accrued and unpaid interest thereon at the applicable Interest Rate up to but excluding the Redemption Date and (b) the fair market value of the Trust Estate (other than the Reserve Account) (the "Optional Purchase Price"), which amount shall be deposited by the Servicer into the Collection Account on the Redemption Date. If VCI, as Servicer, exercises the Optional Purchase, the Notes shall be redeemed and in each case in whole but not in part on the related Payment Date for the Redemption Price.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     SECTION 9.1 Amendment.

     (a) Any term or provision of this Agreement may be amended by the Seller and the Servicer without the consent of the Indenture Trustee, any Noteholder, the Issuer, or the Owner Trustee or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee materially and adversely affect the interests of the Noteholders, the Indenture Trustee or the Owner Trustee.

For greater clarity, except as otherwise expressly provided herein, the consent of a Person shall not be required for any amendment if the interests of such Person are not materially and adversely affected.

     (b) Any term or provision of this Agreement may be amended by the Seller and the Servicer but without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller, the Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

     (c) This Agreement (including Appendix A) may also be amended from time to time by Seller, Servicer and the Indenture Trustee, with the consent of the Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of the Outstanding Notes, voting as a single class, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided that no such amendment shall (i) reduce the interest rate or principal amount of any Note, change the timing of distributions on any Note or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note, (ii) reduce the percentage of the aggregate outstanding principal amount of the Outstanding Notes, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the aggregate outstanding principal amount of the Outstanding Notes which were required to consent to such matter before giving effect to such amendment; provided, further, that the Indenture Trustee may not agree to any amendment to this Agreement if such amendment failed to comply with the requirements of Section 9.2 of the Indenture. It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

     (d) Prior to the execution of any such amendment, the Servicer shall provide written notification of the substance of such amendment to each Rating Agency; and promptly after the execution of any such amendment or consent, the Servicer shall furnish a copy of such amendment or consent to each Rating Agency and the Indenture Trustee.

     (e) Prior to the execution of any amendment to this Agreement, the Seller, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into or execute on behalf of the Issuer any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement.

     SECTION 9.2 Protection of Title.

     (a) The Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee under this Agreement in the Receivables. The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) None of the Issuer, the Seller nor the Servicer shall change its name, identity, organizational structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above "seriously misleading" within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least five days' prior written notice thereof and, to the extent necessary, has promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above.

     (c) The Seller shall give the Issuer and the Indenture Trustee at least five days' prior written notice of any change of location of the Seller for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable to amend all previously filed financing statements or continuation statements described in paragraph (a) above.

     (d) The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain (or shall cause its Sub-Servicer to maintain) its computer systems so that, from time to time after the conveyance under this Agreement of the Receivables, the master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuer in such Receivable and that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's interest in a Receivable shall not be deleted from or modified on such computer systems until, and only until, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer, upon receipt of reasonable prior notice, shall permit the Indenture Trustee, the Owner Trustee and their respective agents at any time during normal business hours to inspect, audit and, to the extent permitted by applicable law, make copies of and abstracts from Servicer's (or any Sub-Servicer's) records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Issuer or to the Indenture Trustee, within thirty Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to each of the Servicer's Certificates furnished before such request indicating removal of Receivables from the Issuer.

     SECTION 9.3 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Seller shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Issuer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any interest therein, and the Seller shall defend the right, title and interest of the Issuer in, to and under such Receivables and other property transferred to the Issuer against all claims of third parties claiming through or under the Seller.

     SECTION 9.4 Transfers Intended as Sale; Security Interest.

     (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Transferred Assets shall not be part of the Seller's estate in the event of a bankruptcy or insolvency of the Seller. The sales and transfers by the Seller of Receivables and related Transferred Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

     (b) Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

          (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

          (ii) The conveyance provided for in Section 2.1 shall be deemed to be a grant by the Seller, and the Seller hereby grants, to the Issuer of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

          (iii) The possession by the Issuer, or the Servicer as the Issuer's agent, of the Receivables Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

          (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

     SECTION 9.5 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as set forth on Schedule II hereto or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

     SECTION 9.6 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL, SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE RULES THEREOF RELATING TO CONFLICTS OF LAW, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 9.7 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     SECTION 9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

     SECTION 9.9 Waivers. No failure or delay on the part of the Servicer, the Seller, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

     SECTION 9.10 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

     SECTION 9.11 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 9.12 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

     SECTION 9.13 Acknowledgment and Agreement. By execution below, the Seller expressly acknowledges and consents to the pledge, assignment and grant of a security interest in the Receivables and the other Transferred Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, the Seller hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Issuer under this Agreement.

     SECTION 9.14 No Waiver; Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 9.15 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. This Section shall survive the termination of this Agreement.

     SECTION 9.16 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

     (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 9.5;

     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

     (e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

     SECTION 9.17 Limitation of Liability.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [_____], not in its individual capacity but solely as Owner Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by [_____], not in its individual capacity but solely as Indenture Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Indenture Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Indenture Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI of the Indenture.

     SECTION 9.18 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Noteholders and the Certificateholder and their respective successors and permitted assigns and the Owner Trustee shall be an express third party beneficiary hereof and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.

     SECTION 9.19 Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

     SECTION 9.20 Regulation AB. The Servicer shall cooperate fully with the Seller and the Issuer to deliver to the Seller and the Issuer (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller or the Issuer to permit the Seller to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Receivables, or the servicing of the Receivables, reasonably believed by the Seller to be necessary in order to effect such compliance.

     SECTION 9.21 Information to Be Provided by the Indenture Trustee. (a) For so long as the Issuer is required to report under the Exchange Act, the Indenture Trustee shall (i) on or before the fifth Business Day of each month, provide to the Seller, in writing, such information regarding the Indenture Trustee as is requested by the Seller (if any) for the purpose of compliance with Item 1117 of Regulation AB; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to Seller, and (ii) as promptly as practicable following notice to or discovery by a Responsible Officer of the Indenture Trustee of any changes to such information, provide to the Seller, in writing, such updated information.

     (b) As soon as available but no later than March 15 of each calendar year for so long as the Issuer is required to report under the Exchange Act, commencing in [_____], the Indenture Trustee shall:

               (i) deliver to the Seller a report regarding the Indenture Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph
          (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Exhibit C or such criteria as mutually agreed upon by the Seller and the Indenture Trustee;

               (ii) deliver to the Seller a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

               (iii) deliver to the Seller and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of the Issuer or the Seller substantially in the form attached hereto as Exhibit D or such form as mutually agreed upon by the Seller and the Indenture Trustee.

               The Indenture Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Indenture Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        VOLKSWAGEN PUBLIC AUTO LOAN
                                        SECURITIZATION, LLC, as Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        VW CREDIT, INC., as Servicer


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        VOLKSWAGEN AUTO LOAN ENHANCED
                                        TRUST 20[__]-[__], as Issuer


                                        By:
                                            ------------------------------------


                                        By:
                                            ------------------------------------

                                        [_______________], not in its individual capacity but solely as Indenture Trustee


                                        By:
                                            ------------------------------------

                                                                      SCHEDULE I

         REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RECEIVABLES

     (a) Characteristics of Receivables. Each Receivable:

          (i) has been fully and properly executed by the Obligor thereto;

          (ii) has either (A) been originated by a Dealer in the ordinary course of such Dealer's business to finance the retail sale by a Dealer of the related Financed Vehicle and has been purchased by the applicable Originator in the ordinary course of its respective business or (B) has been originated or acquired directly by the applicable Originator in accordance with its customary practices;

          (iii) as of the Closing Date is secured by a first priority validly perfected security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions have been commenced that would result in a first priority security interest in the Financed Vehicle in favor of the applicable Originator, as secured party, which security interest, in either case, is assignable and has been so assigned (x) by VW Bank to VCI, if such Receivable was originated by VW Bank, (y) by VCI to the Seller and (z) by the Seller to the Issuer;

          (iv) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for realization against the collateral of the benefits of the security;

          (v) provides, at origination, for level monthly payments which fully amortize the initial Outstanding Principal Balance over the original term; provided that the amount of the first or last payment may be different but in no event more than three times the level monthly payment;

          (vi) provides for interest at the Contract Rate specified in the Schedule of Receivables; and

          (vii) was originated in the United States.

     (b) Individual Characteristics. Each Receivable has the following individual characteristics as of the Cut-Off Date:

          (i) each Receivable is secured by a new or used automobile or light-duty truck;

          (ii) each Receivable has a Contract Rate of no less than [_____]% and not more than [_____]%;

                                                               Schedule I to the
                                                    Sale and Servicing Agreement

          (iii) each Receivable had an original term to maturity of not more than [_____] months and not less than [_____] months and each Receivable has a remaining term to maturity, as of the Cut-Off Date, of [_____] months or more;

          (iv) each Receivable had an original Outstanding Principal Balance less than or equal to $[_____];

          (v) each Receivable has an Outstanding Principal Balance as of the Cut-Off Date of greater than or equal to $[_____];

          (vi) no Receivable has a scheduled maturity date later than [_____];

          (vii) no Receivable was more than 30 days past due as of the Cut-Off Date;

          (viii) as of the Cut-off Date, no Receivable was noted in the records of VCI or the Servicer as being the subject of any pending bankruptcy or insolvency proceeding;

          (ix) no Receivable is subject to a force-placed Insurance Policy on the related Financed Vehicle;

          (x) each Receivable is a Simple Interest Receivable;

          (xi) each of the Receivables were selected using selection procedures that were not known or intended by VCI or the Servicer to be adverse to the Issuer; and

          (xii) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of such Receivable.

     (c) Schedule of Receivables. The information with respect to a Receivable transferred on the Closing Date set forth in the Schedule of Receivables was true and correct in all material respects as of the Cut-Off Date.

     (d) Compliance with Law. The Receivable complied at the time it was originated or made, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, to the extent applicable, usury laws, the Federal Truth in Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Federal Trade Commission Act, the Fair Debt Collection Practices Act, the Fair Credit Billing Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, Servicemembers Civil Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and any other consumer credit, equal opportunity and disclosure laws applicable to that Receivable.

     (e) Binding Obligation. The Receivable constitutes the legal, valid and binding payment obligation in writing of the Obligor, enforceable in all respects by the holder thereof in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights generally.

     (f) Receivable in Force. The Receivable has not been satisfied, subordinated or rescinded nor has the related Financed Vehicle been released from the lien granted by the Receivable in whole or in part.

     (g) No Waiver. As of the Cut-Off Date, no provision of a Receivable has been waived.

     (h) No Default. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cut-Off Date, the records of the Servicer did not disclose that any default, breach, violation or event permitting acceleration under the terms of the Receivable existed as of the Cut-Off Date or that any continuing condition that with notice or lapse of time, or both, would constitute a default, breach, violation or event permitting acceleration under the terms of the Receivable had arisen as of the Cut-Off Date.

     (i) Insurance. The Receivable requires the Obligor thereunder to insure the Financed Vehicle under a physical damage insurance policy.

     (j) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

     (k) Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, assignment, conveyance or pledge of such Receivable would be unlawful, void, or voidable. The Seller has not entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of the related Receivable.

     (l) Good Title. It is the intention of the Seller that the sale, transfer, assignment and conveyance herein contemplated constitute an absolute sale, transfer, assignment and conveyance of the Receivables and that the Receivables not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned, conveyed or pledged to any Person other than pursuant to the Transaction Documents. As of the Closing Date and immediately prior to the sale and transfer herein contemplated, the Seller had good and marketable title to Receivable free and clear of all Liens, and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens (other than Permitted Liens).

     (m) Filings. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables (other than the Related Security with respect thereto), and to give the Indenture Trustee a first priority perfected security interest therein, will be made within ten days of the Closing Date.

     (n) Priority. The Receivable is not pledged, assigned, sold, subject to a security interest, or otherwise conveyed other than pursuant to the Transaction Documents. The Seller has not authorized the filing of and is not aware of any financing statements against VCI or the Seller that include a description of collateral covering the Receivables other than any financing statement relating to security interests granted under the Transaction Documents or that have been terminated. The Sale and Servicing Agreement creates a valid and continuing security interest in the Receivable (other than the Related Security with respect thereto) in favor of the Issuer which security interest is prior to all other Liens (other than Permitted Liens) and is enforceable as such against all other creditors of and purchasers and assignees from the Seller.

     (o) Characterization of Receivables. Each Receivable constitutes either "tangible chattel paper", an "account", a "promissory note" or a "payment intangible", each as defined in the UCC.

     (p) One Original. There is only one original executed copy of each Receivable in existence. The Servicer (or its agent) has possession of such original. If such original has been marked, then such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than to a party to the Transaction Documents.

     (q) No Defenses. The Seller has no knowledge either of any facts which would give rise to any right of rescission, set-off, counterclaim or defense, or of the same being asserted or threatened, with respect to any Receivable.

     (r) No Repossession. As of the Cut-Off Date, no Financed Vehicle shall have been repossessed.

                                                                     SCHEDULE II

                                NOTICE ADDRESSES

If to the Issuer:

with copies to the Administrator, VW Credit, Inc., the Indenture Trustee

If to the Owner Trustee:

with a copy to:

If to the Indenture Trustee:

If to Purchaser:
3800 Hamlin Road
Auburn Hills, Michigan 48326
(telecopier no. (248) 754-5360)
Attention: Treasurer

If to the Servicer:
3800 Hamlin Road
Auburn Hills, Michigan 48326
(telecopier no. (248) 754-5360)
Attention: Treasurer

with a copy to VW Credit, Inc.

If to VCI:
3800 Hamlin Road
Auburn Hills, Michigan 48326
(telecopier no. (248) 754-5360)
Attention: Treasurer

If to VW Credit, Inc.:
3800 Hamlin Road
Auburn Hills, Michigan 48326
(telecopier no. (248) 754-5360)
Attention: General Counsel

                                                              Schedule II to the
                                                    Sale and Servicing Agreement

If to Moody's:
Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007
(telecopier no. (212) 298-7139)
Attention: ABS Monitoring Group

If to Standard & Poor's:
Standard & Poor's Ratings Services
55 Water Street
New York, New York 10041
(telecopier no. (212) 438-2664)
Attention: Asset Backed Surveillance Group

                                                                       EXHIBIT A

                         FORM OF ASSIGNMENT PURSUANT TO
                          SALE AND SERVICING AGREEMENT

     For value received, in accordance with the Sale and Servicing Agreement (the "Agreement"), dated as of [_____], between Volkswagen Auto Loan Enhanced Trust 20[_____]-[_____], a Delaware statutory trust (the "Issuer"), Volkswagen Public Auto Loan Securitization, LLC, a Delaware limited liability company (the "Seller"), VW Credit, Inc., a Delaware corporation ("VCI"), and [_____], a national banking association (the "Indenture Trustee"), on the terms and subject to the conditions set forth in the Agreement, the Seller does hereby transfer, assign, set over, sell and otherwise convey to the Issuer on [_____], all of its right, title and interest in, to and under the Receivables set forth on the schedule of Receivables delivered by the Seller to the Issuer on the date hereof (such schedule, the "Schedule of Receivables"), and the Collections after the Cut-Off Date and the Related Security relating thereto, which sale shall be effective as of the Cut-Off Date.

     The foregoing sale does not constitute and is not intended to result in any assumption by the Issuer of any obligation of the undersigned to the Obligors, insurers or any other Person in connection with the Receivables, or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

     This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

     Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.

     IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of [_____].

                                        VOLKSWAGEN PUBLIC AUTO LOAN
                                        SECURITIZATION, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                Exhibit A to the
                                                    Sale and Servicing Agreement

                                                                       EXHIBIT B

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Agreement, the Seller hereby represents, warrants and covenants to the Issuer and the Indenture Trustee as follows on the Closing Date:

                                     GENERAL

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2. The Receivables constitute "tangible chattel paper," "accounts," "instruments" or "general intangibles," within the meaning of the UCC.

3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the applicable Originator, as secured party.

                                    CREATION

4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien.

5. The related Originator has received all consents and approvals to the sale of the Receivables hereunder to the Issuer required by the terms of the Receivables that constitute instruments.

                                   PERFECTION

6. The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to Issuer, and the security interest in the Receivables granted to the Issuer hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Purchaser".


                                                                Exhibit B to the
                                                    Sale and Servicing Agreement

7. With respect to Receivables that constitute instruments or tangible chattel paper, either:

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

(ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

(iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.

                                    PRIORITY

8. Neither the Seller nor VCI has authorized the filing of, or is aware of, any financing statements against either the Seller or VCI that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by VCI to the Seller under the Purchase Agreement, (ii) relating to the security interest granted to Issuer hereunder or (iii) that has been terminated.

9. Neither the Seller nor VCI is aware of any material judgment, ERISA or tax lien filings against either the Seller or VCI.

10. None of the instruments or tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer or the Indenture Trustee.

                     SURVIVAL OF PERFECTION REPRESENTATIONS

11. Notwithstanding any other provision of the Sale and Servicing Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

                                    NO WAIVER

12. The parties to the Sale and Servicing Agreement shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Exhibit D, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

                  SERVICER TO MAINTAIN PERFECTION AND PRIORITY

13. The Servicer covenants that, in order to evidence the interests of the Seller and Issuer under the Sale and Servicing Agreement and the Indenture Trustee under the Indenture,

Servicer shall take such action, or execute and deliver such instruments as may be necessary or advisable (including, without limitation, such actions as are requested by the Indenture Trustee) to maintain and perfect, as a first priority perfected security interest, the Indenture Trustee's security interest in the Receivables. The Servicer shall, from time to time and within the time limits established by law, prepare and file, all financing statements, amendments, continuations, initial financing statements in lieu of a continuation statement, terminations, partial terminations, releases or partial releases, or any other filings necessary or advisable to continue, maintain and perfect the Indenture Trustee's security interest in the Receivables as a first-priority perfected security interest (each a "Filing").

                                                                       EXHIBIT C

                      SERVICING CRITERIA TO BE ADDRESSED IN
                  INDENTURE TRUSTEE'S ASSESSMENT OF COMPLIANCE

   The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing
                                   Criteria":

                                [To be inserted]

                                                                Exhibit C to the
                                                    Sale and Servicing Agreement

                                                                       EXHIBIT D

                FORM OF INDENTURE TRUSTEE'S ANNUAL CERTIFICATION

RE:  VOLKSWAGEN AUTO LOAN ENHANCED TRUST 20[_____]-[_____]

          [_____], not in its individual capacity but solely as indenture trustee (the "Indenture Trustee"), certifies to Volkswagen Public Auto Loan Securitization (the "Seller"), and its officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) It has reviewed the report on assessment of the Indenture Trustee's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report") that were delivered by the Indenture Trustee to the Seller pursuant to the Sale and Servicing Agreement (the "Agreement"), dated as of [_____], by and between VW Credit, Inc., the Seller, the Indenture Trustee and Volkswagen Auto Loan Enhanced Trust 20[_____]-[_____] (collectively, the "Indenture Trustee Information");

          (2) To the best of its knowledge, the Indenture Trustee Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Indenture Trustee Information;

          (3) To the best of its knowledge, all of the Indenture Trustee Information required to be provided by the Indenture Trustee under the Agreement has been provided to the Seller; and

          (4) To the best of its knowledge, except as disclosed in the Servicing Assessment or the Attestation Report, the Indenture Trustee has fulfilled its obligations under the Agreement.

                                        [_____], not in its individual capacity
                                        but solely as Indenture Trustee

                                        Date: _________________________

                                                                Exhibit D to the
                                                    Sale and Servicing Agreement

                                   APPENDIX A

                                   DEFINITIONS

     The following terms have the meanings set forth, or referred to, below:

     "Accrued Note Interest" means, with respect to any Payment Date, the sum of the Noteholders' Monthly Accrued Interest for such Payment Date and the Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Act" has the meaning set forth in Section 11.3(a) of the Indenture.

     "Adjusted Pool Balance" means, as of any Payment Date, an amount equal to
(a) the Net Pool Balance at the end of the Collection Period preceding such Payment Date (or, in the case of the first Payment Date, the Net Pool Balance as of the Cut-Off Date) minus (b) the Yield Supplement Overcollateralization Amount for such Payment Date.

     "Administration Agreement" means the Administration Agreement, dated as of the Closing Date, among the Administrator, the Issuer and the Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Administrator" means VCI, or any successor Administrator under the Administration Agreement.

     "Advance" has the meaning set forth in Section 4.3(c) of the Sale and Servicing Agreement.

     "Affiliate" means, for any specified Person, any other Person which, directly or indirectly, controls, is controlled by or is under common control with such specified Person and "affiliated" has a meaning correlative to the foregoing. For purposes of this definition, "control" means the power, directly or indirectly, to cause the direction of the management and policies of a Person.

     "Applicable Tax State" means, as of any date, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan or the State of Illinois.

     "Authenticating Agent" means any Person authorized by the Indenture Trustee to act on behalf of the Indenture Trustee to authenticate and deliver the Notes.

     "Authorized Newspaper" means a newspaper of general circulation in The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

     "Authorized Officer" means (a) with respect to the Issuer, (i) any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date or
(ii) so long as the Administration Agreement is in effect, any

                                            Appendix A to the Sale and Servicing
                                                                       Agreement
officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Owner Trustee and the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and (b) with respect to the Owner Trustee, the Indenture Trustee and the Servicer, any officer of the Owner Trustee, the Indenture Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee, the Indenture Trustee or the Servicer, as applicable, in matters relating to the Owner Trustee, the Indenture Trustee or the Servicer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee, the Indenture Trustee and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

     "Available Funds" means, for any Payment Date and the related Collection Period, an amount equal to the sum of the following amounts: (i) all Collections received by the Servicer during such Collection Period, (ii) the sum of the Repurchase Prices with respect to each Receivable that is to become a Repurchased Receivable on such Payment Date and (iii) the Reserve Account Excess Amount for such Payment Date.

     "Available Funds Shortfall Amount" means, as of any Payment Date, the amount by which the amounts required to be paid pursuant to clauses first through fourth of Section 4.4(a) of the Sale and Servicing Agreement exceeds the sum of (i) Available Funds for such Payment Date and (ii) Advances made by the Servicer on such Payment Date.

     "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

     "Bankruptcy Event" means, with respect to any Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days or (ii) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Bankruptcy Remote Party" means each of the Seller, the Issuer, any other trust created by the Seller or any limited liability company or corporation wholly-owned by the Seller.

     "Benefit Plan" means (i) any "employee benefit plan" as defined in Section 3(3) of ERISA whether or not subject to ERISA, (ii) a "plan" described by
Section 4975(e)(1) of the

Code or (iii) any entity deemed to hold the assets of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity.

     "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the states of Delaware, Michigan or New York, or in the state in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law, executive order or government decree to be closed.

     "Certificate" means a certificate evidencing the beneficial interest of the Certificateholder in the Issuer, substantially in the form of Exhibit A to the Trust Agreement.

     "Certificate Balance" means, at any time, the Initial Certificate Balance reduced by all payments of principal made prior to such time on the Certificates.

     "Certificate of Title" means, with respect to any Financed Vehicle, the certificate of title or other documentary evidence of ownership of such Financed Vehicle as issued by the department, agency or official of the jurisdiction (whether in paper or electronic form) in which such Financed Vehicle is titled responsible for accepting applications for, and maintaining records regarding, certificates of title and liens thereon.

     "Certificate of Trust" means the certificate of trust for the Issuer filed by the Owner Trustee pursuant to the Statutory Trust Statute.

     "Certificateholder" means initially, the Seller, and any other Holder of the Certificate.

     "Certificateholders' Percentage" will mean (a) until the Payment Date on which the principal amount of the Notes has been paid in full, zero, and (b) with respect to any Payment Date on or after the principal amount of the Notes has been paid in full, 100%.

     "Certificateholders' Principal Distribution Amount" will mean, with respect to any Payment Date, an amount equal to the Certificateholders' Percentage of the Principal Distribution Amount as of the end of the related Collection Period.

     "Class" means a group of Notes whose form is identical except for variation in denomination, principal amount or owner, and references to "each Class" thus mean each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

     "Class A-1 Final Scheduled Payment Date" means [_____].

     "Class A-1 Interest Rate" means [_____]% per annum (computed on the basis of the actual number of days elapsed during the applicable Interest Period, but assuming a 360-day year).

     "Class A-1 Note Balance" means, at any time, the Initial Class A-1 Note Balance reduced by all payments of principal made prior to such time on the Class A-1 Notes.

     "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered on the Note Register.

     "Class A-1 Notes" means the Class of auto loan asset backed notes designated as Class A-1 Notes, issued in accordance with the Indenture.

     "Class A-2 Final Scheduled Payment Date" means[_____].

     "Class A-2 Interest Rate" means [_____]% per annum (computed on the basis of a 360-day year of twelve 30-day months).

     "Class A-2 Note Balance" means, at any time, the Initial Class A-2 Note Balance reduced by all payments of principal made prior to such time on the Class A-2 Notes.

     "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered on the Note Register.

     "Class A-2 Notes" means the Class of auto loan asset backed notes designated as Class A-2 Notes, issued in accordance with the Indenture.

     "Class A-3 Final Scheduled Payment Date" means[_____].

     "Class A-3 Interest Rate" means [_____]% per annum (computed on the basis of a 360-day year of twelve 30-day months).

     "Class A-3 Note Balance" means, at any time, the Initial Class A-3 Note Balance reduced by all payments of principal made prior to such time on the Class A-3 Notes.

     "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered on the Note Register.

     "Class A-3 Notes" means the Class of auto loan asset backed notes designated as Class A-3 Notes, issued in accordance with the Indenture.

     "Class A-4 Final Scheduled Payment Date" means[_____].

     "Class A-4 Interest Rate" means [_____]% per annum (computed on the basis of a 360-day year of twelve 30-day months).

     "Class A-4 Note Balance" means, at any time, the Initial Class A-4 Note Balance reduced by all payments of principal made prior to such time on the Class A-4 Notes.

     "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered on the Note Register.

     "Class A-4 Notes" means the Class of auto loan asset backed notes designated as Class A-4 Notes, issued in accordance with the Indenture.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and shall initially be DTC.

     "Clearing Agency Participant" means a broker, dealer, bank or other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means [_____].

     "Code" means the Internal Revenue Code of 1986, as amended, modified or supplemented from time to time, and any successor law thereto, all the regulations promulgated and the rulings issued thereunder.

     "Collateral" has the meaning set forth in the Granting Clause of the Indenture.

     "Collection Account" means the trust account established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Collection Period" means the period commencing on the first day of each fiscal month of the Servicer and ending on the last day of such fiscal month (or, in the case of the initial Collection Period, the period commencing on the close of business on the Cut-Off Date and ending on [_____]). As used herein, the "related" Collection Period with respect to a Payment Date shall be deemed to be the Collection Period which precedes such Payment Date.

     "Collections" means, with respect to any Receivable and to the extent received by the Servicer after the Cut-Off Date, (i) any monthly payment by or on behalf of the Obligor thereunder, (ii) any full or partial prepayment of such Receivable, (iii) all Liquidation Proceeds and (iv) any other amounts received by the Servicer which, in accordance with the Customary Servicing Practices, would customarily be applied to the payment of accrued interest or to reduce the Outstanding Principal Balance of such Receivable; provided, however, that the term "Collections" in no event will include (1) for any Payment Date, any amounts in respect of any Receivable the Repurchase Price of which has been included in the Available Funds on such Payment Date or a prior Payment Date,
(2) any Supplemental Servicing Fees or (3) rebates of premiums with respect to the cancellation or termination of any Insurance Policy, extended warranty or service contract.

     "Commission" means the U.S. Securities and Exchange Commission.

     "Contract Rate" means, with respect to a Receivable, the rate per annum at which interest accrues under the retail motor vehicle installment sales contract or installment loan evidencing such Receivable. Such rate may be less than the "Annual Percentage Rate" disclosed in the Receivable.

     "Corporate Trust Office" means:

     (s) as used with respect to Indenture Trustee, the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of the Indenture is located at [_____], Attention: Administrator, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Administrator, the Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Administrator, the Servicer and the Owner Trustee); and

     (t) as used with respect to Owner Trustee, the corporate trust office of the Owner, Trustee, [_____] or at such other address as the Owner Trustee may designate by notice to the Certificateholder and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholder and the Seller).

     "Customary Servicing Practices" means the customary servicing practices of the Servicer or any Sub-Servicer with respect to all comparable motor vehicle receivables that the Servicer or such Sub-Servicer, as applicable, services for itself and others, as such practices may be changed from time to time, it being understood that the Servicer and the Sub-Servicers may not have the same "Customary Servicing Practices".

     "Cut-Off Date" means[_____].

     "Dealer" means a motor vehicle dealership.

     "Default" means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

     "Defaulted Receivable" means, with respect to any Collection Period and any Receivable, the earlier of (a) the date on which any payment is past due 90 or more days or (b) the date on which the related Financed Vehicle has been repossessed whichever occurs first. The Outstanding Principal Balance of any Receivable that becomes a "Defaulted Receivable" will be deemed to be zero as of the date it becomes a "Defaulted Receivable".

     "Definitive Note" means a definitive fully registered Note issued pursuant to Section 2.12 of the Indenture.

     "Delivery" when used with respect to Trust Account Property means:

     (a) with respect to (I) bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" as defined in Section 9-102(47) of the UCC and are susceptible of physical delivery, transfer of actual possession thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and (II) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC) transfer of actual possession thereof (i) by physical delivery of such certificated security to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, or to another person, other than a "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC), who acquires possession of the certificated security on behalf of the Indenture Trustee or its nominee or custodian or, having previously acquired possession of the certificate, acknowledges that it holds for the Indenture Trustee or its nominee or custodian or (ii) by delivery thereof to a "securities intermediary", endorsed to or registered in the name of the Indenture Trustee or its nominee or custodian, or endorsed in blank, and the making by such "securities intermediary" of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such "securities intermediary" of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the other government agencies, instrumentalities and establishments of the United States identified in Appendix A to Federal Reserve Bank Operating Circular No. 7 as in effect from time to time that is a "book-entry security" (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account and eligible for transfer through the Fedwire(R) Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate securities account maintained with a Federal Reserve Bank by a "participant" (as such term is defined in Federal Reserve Bank Operating Circular No. 7) that is a "depository institution" (as defined in Section 19(B)(1)(A) of the Federal Reserve Act) pursuant to applicable Federal regulations, and issuance by such depository institution of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such depository institution of entries in its books and records identifying such book entry security held through the Federal Reserve System pursuant to Federal book-entry regulations or a security entitlement thereto as belonging to the Indenture Trustee or its nominee or custodian and indicating that such depository institution holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

     (c) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (b) above, (i) registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian, or (ii) registration on the books and records of the issuer thereof in the name of another person, other than a securities intermediary, who acknowledges that it holds such uncertificated security for the benefit of the Indenture Trustee or its nominee or custodian.

     "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

     "Determination Date" means the second Business Day preceding the related Payment Date, beginning [_____];

     "Dollar" and "$" mean lawful currency of the United States of America.

     "DTC" means The Depository Trust Company, and its successors.

     "Eligible Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution acting in its fiduciary capacity organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. Any such trust account may be maintained with the Owner Trustee, the Indenture Trustee or any of their respective Affiliates, if such accounts meet the requirements described in clause (b) of the preceding sentence.

     "Eligible Institution" means a depository institution or trust company (which may be the Owner Trustee, the Indenture Trustee or any of their respective Affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) (a) which at all times has either (A) a long-term senior unsecured debt rating of "Aa2" or better by Moody's and "AA-" or better by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Issuer or the Indenture Trustee, (B) a certificate of deposit rating of "P-1" by Moody's and "A-1+" by Standard & Poor's or (C) such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Issuer or the Indenture Trustee and (b) whose deposits are insured by the Federal Deposit Insurance Corporation.

     "Eligible Receivable" means a Receivable meeting all of the criteria set forth on Schedule I of each of the Purchase Agreement and the Sale and Servicing Agreement as of the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Event of Default" has the meaning set forth in Section 5.1 of the Indenture.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Final Scheduled Payment Date" means, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date and (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date.

     "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the applicable Receivable.

     "GAAP" means generally accepted accounting principles in the USA, applied on a materially consistent basis.

     "Governmental Authority" means any (a) Federal, state, municipal, foreign or other governmental entity, board, bureau, agency or instrumentality, (b) administrative or regulatory authority (including any central bank or similar authority) or (c) court or judicial authority.

     "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb "to Grant" shall have correlative meanings.

     "Holder" means, as the context may require, the Certificateholder or a Noteholder or both.

     "Indenture" means the Indenture, dated as of the Closing Date, between the Issuer and Indenture Trustee, as the same may be amended and supplemented from time to time.

     "Indenture Trustee" means [_____], a [national banking association], not in its individual capacity but as indenture trustee under the Indenture, or any successor trustee under the Indenture.

     "Independent" means, when used with respect to any specified Person, that such Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Administrator and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Administrator or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Administrator or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

     "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Appendix A and that the signer is Independent within the meaning thereof.

     "Initial Certificate Balance" means $[_____].

     "Initial Class A-1 Note Balance" means $[_____].

     "Initial Class A-2 Note Balance" means $[_____].

     "Initial Class A-3 Note Balance" means $[_____].

     "Initial Class A-4 Note Balance" means $[_____].

     "Initial Note Balance" means, for any Class, the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance or the Initial Class A-4 Note Balance, as applicable, or with respect to the Notes generally, the sum of the foregoing.

     "Initial Reserve Account Deposit Amount" means an amount equal to $[_____].

     "Insurance Policy" means (i) any theft and physical damage insurance policy maintained by the Obligor under a Receivable, providing coverage against loss or damage to or theft of the related Financed Vehicle, and (ii) any credit life or credit disability insurance maintained by an Obligor in connection with any Receivable.

     "Interest Period" means, with respect to any Payment Date, from and including the Closing Date (in the case of the first Payment Date) or from and including the most recent Payment Date to but excluding that Payment Date.

     "Interest Rate" means (a) with respect to the Class A-1 Notes, the Class A-1 Interest Rate, (b) with respect to the Class A-2 Notes, the Class A-2 Interest Rate, (c) with respect to the Class A-3 Notes, the Class A-3 Interest Rate or (d) with respect to the Class A-4 Notes, the Class A-4 Interest Rate.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and the regulations promulgated and the rulings issued thereunder.

     "Issuer" means Volkswagen Auto Loan Enhanced Trust 20[_____]-[_____], a Delaware statutory trust established pursuant to the Trust Agreement and the filing of the Certificate of Trust, until a successor replaces it and, thereafter, means such successor.

     "Issuer Order" and "Issuer Request" means a written order or request of the Issuer signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Lien" means, for any asset or property of a Person, a lien, security interest, mortgage, pledge or encumbrance in, of or on such asset or property in favor of any other Person, except any Permitted Lien.

     "Liquidation Proceeds" means, with respect to any Receivable, (a) insurance proceeds received by the Servicer with respect to the Insurance Policies, (b) amounts received by the Servicer in connection with such Receivable pursuant to the exercise of rights under such Receivable and (c) the monies collected by the Servicer (from whatever source, including proceeds of a sale of a Financed Vehicle, a deficiency balance recovered from the Obligor after the charge-off of such Receivable or as a result of any recourse against the related Dealer, if any)
on such Receivable, in the case of each of the foregoing clauses (a) through
(c), net of any expenses (including, without limitation, any auction, painting, repair or refurbishment expenses in respect of the related Financed Vehicle) incurred by the Servicer in connection therewith and any payments required by law to be remitted to the Obligor; provided, however, that the Repurchase Price for any Receivable shall not constitute "Liquidation Proceeds".

     "Monthly Remittance Condition" has the meaning set forth in Section 4.2 of the Sale and Servicing Agreement.

     "Moody's" means Moody's Investors Service, Inc., or any successor that is a nationally recognized statistical rating organization.

     "Net Pool Balance" means, as of any date, the aggregate Outstanding Principal Balance of all Receivables (other than Defaulted Receivables) of the Issuer on such date.

     "Note" means a Class A-1 Note, Class A-2 Note, Class A-3 Note or Class A-4 Note, in each case substantially in the form of Exhibit A to the Indenture.

     "Note Balance" means, with respect to any date of determination, for any Class, the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance or the Class A-4 Note Balance, as applicable, or with respect to the Notes generally, the sum of all of the foregoing.

     "Note Depository Agreement" means the agreement, dated as of the Closing Date, between the Issuer and DTC, as the initial Clearing Agency relating to the Notes, as the same may be amended or supplemented from time to time.

     "Note Factor" means, with respect to the Notes or any Class of Notes on any Payment Date, a six-digit decimal figure equal to the Note Balance of the Notes or such Class of Notes, as applicable, as of the end of the preceding Collection Period divided by the Note Balance of the Notes or such Class of Notes, as applicable, as of the Closing Date. The Note Factor will be 1.000000 as of the Closing Date; thereafter, the Note Factor will decline to reflect reductions in the Note Balance of the Notes or such Class of Notes, as applicable.

     "Noteholder" means, as the context requires, all of the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, or any of the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders or the Class A-4 Noteholders.

     "Noteholders' Interest Carryover Shortfall" means, with respect to any Payment Date, the excess of the Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the respective Interest Rates borne by such Notes for the related Interest Period.

     "Noteholders' Monthly Accrued Interest" means, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes at the respective Interest Rate for such Class on the Note Balance of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of the Notes of such Class on or prior to such preceding Payment Date.

     "Noteholders' Percentage " means 100% until the Notes are paid in full.

     "Noteholders' Principal Distribution Amount" means, an amount equal to Noteholders' Percentage of the Principal Distribution Amount; provided, however, that (a) the Noteholders' Principal Distribution Amount on the Class A-1 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (b) the Noteholders' Principal Distribution Amount on the Class A-2 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (c) the Noteholders' Principal Distribution Amount on the Class A-3 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; and (d) the Noteholders' Principal Distribution Amount on the Class A-4 Final Scheduled Payment Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero.

     "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Note Register" and "Note Registrar" have the respective meanings set forth in Section 2.4 of the Indenture.

     "Noteholder" means, as of any date, the Person in whose name a Note is registered on the Note Register on such date.

     "Obligor" means, for any Receivable, each Person obligated to pay such Receivable.

     "Officer's Certificate" means (i) with respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer or the controller of the Seller or the Servicer, as applicable.

     "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture or any other applicable Transaction Document, be employees of or counsel to the Issuer, the Servicer, the Seller or the Administrator, and which opinion or opinions comply with any applicable requirements of the Transaction Documents and are in form and substance reasonably satisfactory to the recipient(s). Opinions of Counsel need address matters of law only and may be based upon stated assumptions as to relevant matters of fact.

     "Optional Purchase" has the meaning set forth in Section 8.1 of the Sale and Servicing Agreement.

     "Optional Purchase Price" has the meaning set forth in Section 8.1 of the Sale and Servicing Agreement.

     "Originator" means, with respect to any Receivable, either VCI or VW Bank, and "Originators" means, together, VCI and VW Bank.

     "Other Assets" means any assets (or interests therein) (other than the Trust Estate) conveyed or purported to be conveyed by the Seller to another Person or Persons other than the Issuer, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

     "Outstanding" means, as of any date, all Notes (or all Notes of an applicable Class) theretofore authenticated and delivered under the Indenture except:

     (i) Notes (or Notes of an applicable Class) theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

     (ii) Notes (or Notes of an applicable Class) or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

     (iii) Notes (or Notes of an applicable Class) in exchange for or in lieu of other Notes (or Notes of such Class) that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser; provided that in determining whether Noteholders holding the requisite aggregate principal amount of Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, the Seller, the Servicer, the Administrator or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding unless all of the Notes are then owned by the Issuer, the Seller, the Servicer, the Administrator or any of the their respective Affiliates, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, vote or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee thereof establishes to the satisfaction of the Indenture Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, the Seller, the Servicer, the Administrator or any of their respective Affiliates.

     "Outstanding Principal Balance" means, with respect to any Receivable as of any date, the outstanding principal balance of such Receivable calculated in accordance with the Customary Servicing Practices.

     "Owner Trustee" means [_____], a [Delaware banking corporation], not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

     "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee set forth in Section 6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Principal Distribution Account, including the payment of principal of or interest on the Notes on behalf of the Issuer.

     "Payment Date" means the 20th day of each calendar month beginning [_____]; provided, however, whenever a Payment Date would otherwise be a day that is not a Business Day, the Payment Date shall be the next Business Day. As used herein, the "related" Payment Date with respect to a Collection Period shall be deemed to be the Payment Date which follows such Collection Period.

     "Payment Default" has the meaning set forth in Section 5.4(a) of the Indenture.

     "Permitted Investments" means (a) evidences of indebtedness, maturing within thirty (30) days after the date of loan thereof, issued by, or guaranteed by the full faith and credit of, the federal government of the USA, (b) repurchase agreements with banking institutions or broker-dealers registered under the Exchange Act which are fully secured by obligations of the kind specified in clause (a), (c) money market funds (i) rated not lower than the highest rating category from Moody's and "AAA m" or "AAAm-g" from Standard & Poor's or (ii) which are otherwise acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Issuer or the Indenture Trustee, (d) commercial paper (including commercial paper of any Affiliate of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee) rated, at the time of the investment or contractual commitment to invest therein, at least "A-1+" (or the equivalent) by Standard & Poor's and at least "P-1" (or the equivalent) by Moody's or (e) such other investments acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Issuer or the Indenture Trustee.

     "Permitted Liens" means (a) the interest of the parties under the Transaction Documents, (b) any liens for taxes not due and payable or the amount of which is being contested in good faith by appropriate proceedings and (c) any liens of mechanics, suppliers, vendors, materialmen, laborers, employees, repairmen and other like liens securing obligations which are not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings.

     "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Physical Property" has the meaning specified in the definition of "Delivery" above.

     "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; provided, however, for the purpose of this definition, any Note authenticated and delivered under

Section 2.5 of the Indenture in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

     "Principal Distribution Account" means the account by that name established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Principal Distribution Amount" will mean, for any Payment Date, an amount equal to the excess, if any, of (a) the Adjusted Pool Balance as of the end of the Collection Period preceding the related Collection Period, or as of the Cut-Off Date, in the case of the first Collection Period, over (b) the Adjusted Pool Balance as of the end of the related Collection Period, together with any portion of the Principal Distribution Amount that was to be distributed as such on any prior Payment Date but was not because sufficient funds were not available to make such distribution; provided, that if the Servicer specifies in the Servicer's Certificate that amounts on deposit in the Reserve Account will be included in the Reserve Account Draw Amount on any Payment Date in accordance with the provisions set forth in the second sentence of the definition of Reserve Account Draw Amount, then, the Principal Distribution Amount for such Payment Date will mean an amount equal to the aggregate unpaid Note Balance of all of the outstanding classes of Notes.

     "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

     "Purchase Agreement" means the Purchase Agreement dated as of the Closing Date between VCI and the Seller, as amended, modified or supplemented from time to time.

     "Purchased Assets" has the meaning set forth in Section 2.1 of the Purchase Agreement.

     "Rating Agency" means either or each of Moody's and Standard & Poor's, as indicated by the context.

     "Rating Agency Condition" means, with respect to any event or circumstance and each Rating Agency, either (a) written confirmation by such Rating Agency that the occurrence of such event or circumstance will not cause it to downgrade, qualify or withdraw its rating assigned to any of the Notes or (b) that such Rating Agency shall have been given notice of such event or circumstance at least ten days prior to the occurrence of such event or circumstance (or, if ten days' advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event or circumstance will cause it to downgrade, qualify or withdraw its rating assigned to the Notes.

     "Receivable" means any retail motor vehicle installment sales contract or installment loan with respect to a new or used automobile or light-duty truck which shall appear on the Schedule of Receivables and all Related Security in connection therewith which has not been released from the lien of the Indenture.

     "Receivable Files" is defined in Section 2.4(a) of the Sale and Servicing Agreement.

     "Record Date" means, unless otherwise specified in any Transaction Document, with respect to any Payment Date or Redemption Date, (i) for any Definitive Notes and for the

Certificates, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date or Redemption Date occurs and (ii) for any Book-Entry Notes, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date.

     "Records" means, for any Receivable, all contracts, books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights, to the extent legally transferable) relating to such Receivable or the related Obligor.

     "Redemption Date" means, in the case of a redemption of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by the Administrator or the Issuer pursuant to Section 10.1 of the Indenture.

     "Redemption Price" means an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon at the applicable Interest Rate for the Notes being so redeemed, up to but excluding the Redemption Date.

     "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the related Record Date.

     "Regulation AB" means Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.110-229.1123, as such regulation may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided in writing by the Commission or its staff from time to time.

     "Related Security" means, for any Receivable, (i) the security interest in the related Financed Vehicle, (ii) any proceeds from claims on any Insurance Policy (if such Receivable became a Defaulted Receivable after the Cut-Off
Date), (iii) any other property securing the Receivables, (iv) all rights of the applicable Originator against the related Dealer and (v) all proceeds of the foregoing.

     "Repurchase Price" means, with respect to any Repurchased Receivable, a price equal to the Outstanding Principal Balance of such Receivable plus any unpaid accrued interest related to such Receivable accrued to and including the end of the Collection Period preceding the date that such Repurchased Receivable was purchased by VCI, the Servicer or the Seller, as applicable.

     "Repurchased Receivable" means a Receivable purchased by VCI pursuant to
Section 3.3 of the Purchase Agreement, by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement or by the Seller pursuant to Section 2.3 of the Sale and Servicing Agreement.

     "Reserve Account" means the account designated as such, established and maintained pursuant to Section 4.1 of the Sale and Servicing Agreement.

     "Reserve Account Draw Amount" means, for any Payment Date, the amount withdrawn from the Reserve Account, equal to the lesser of (a) the Available Funds Shortfall Amount, if any, or (b) the amount on deposit in the Reserve Account on such Payment Date. In addition, if the sum of the amounts in the Reserve Account and the remaining Available Funds after the payments under clauses first through fourth of Section 4.4(a) of the Sale and Servicing Agreement would be sufficient to pay in full the aggregate unpaid Note Balance of all of the outstanding Classes of Notes, then the Reserve Account Draw Amount will, if so specified by the Servicer in the Servicer's Certificate, include such additional amount as may be necessary to pay all Outstanding Notes in full.

     "Reserve Account Excess Amount" means, with respect to any Payment Date, means an amount equal to the excess, if any, of (a) the amount of cash or other immediately available funds in the Reserve Account on that Payment Date, after giving effect to all deposits to and withdrawals from the Reserve Account relating to that Payment Date, over (b) the Specified Reserve Account Balance with respect to that Payment Date.

     "Responsible Officer" means, (a) with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Indenture Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who, in each case, shall have direct responsibility for the administration of the Indenture, (b) with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee and having direct responsibility for the administration of the Issuer, including any Managing Director, Director, Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary or Associate, or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (c) with respect to the Servicer or Seller, any officer of such Person having direct responsibility for the transactions contemplated by the Transaction Documents, including the President, Treasurer or Secretary or any Vice President, Controller, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of the Closing Date, among the Seller, the Issuer, the Servicer and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "Sarbanes Certification" has the meaning sete forth in Section 9.22(b) of the Sale and Servicing Agreement.

     "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended, modified or supplemented from time to time, and any successor law thereto.

     "Schedule of Receivables" means the schedule of Receivables transferred to the Issuer on the Closing Date.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Seller" means Volkswagen Public Auto Loan Securitization, LLC, a Delaware limited liability company.

     "Servicer" means VCI, initially, and any replacement Servicer appointed pursuant to the Sale and Servicing Agreement.

     "Servicer Replacement Event" means any one or more of the following that shall have occurred and be continuing:

     (a) any failure by the Servicer to deliver or cause to be delivered any required payment to the Indenture Trustee for distribution to the Noteholders, which failure continues unremedied for ten business days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing a majority of the aggregate principal amount of the Outstanding Notes, voting together as a single Class;

     (b) any failure by the Servicer to duly observe or perform in any material respect any other of its covenants or agreements in the Sale and Servicing Agreement, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing a majority of the aggregate principal amount of the Outstanding Notes, voting together as a single Class;

     (c) any representation or warranty of the Servicer made in any Transaction Document to which the Servicer is a party or by which it is bound or any certificate delivered pursuant to the Sale and Servicing Agreement proves to have been incorrect in any material respect when made, which failure materially and adversely affects the rights of the Issuer or the Noteholders, and which failure continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Servicer or receipt by the Servicer of written notice thereof from the Indenture Trustee or Noteholders evidencing a majority of the aggregate principal amount of the Outstanding Notes, voting together as a single Class (it being understood that any repurchase of a Receivable by VCI pursuant to Section 3.3 of the Purchase Agreement, by the Seller pursuant to Section 2.3 of the Sale and Servicing Agreement or by the Servicer pursuant to Section 3.6 of the Sale and Servicing Agreement shall be deemed to remedy any incorrect representation or warranty with respect to such Receivable); or

     (d) the Servicer suffers a Bankruptcy Event;

provided, however, that a delay or failure of performance referred to under clauses (a), (b) or (c) above for a period of 120 days will not constitute a Servicer Replacement Event if such delay or failure was caused by force majeure or other similar occurrence.

     "Servicer's Certificate" means the certificate delivered pursuant to
Section 3.8 of the Sale and Servicing Agreement.

     "Servicing Criteria" shall mean the "servicing criteria" set forth in Item 1122(d) of Regulation AB.

     "Servicing Fee" means, for any Payment Date, the product of (A) one-twelfth (or, in the case of the first Payment Date, a fraction, the numerator of which is the number of days from but not including the Cut-Off Date to and including the last day of the first Collection Period and the denominator of which is
360), (B) the Servicing Fee Rate and (C) the Net Pool Balance as of the first day of the related Collection Period (or, in the case of the first Payment Date, as of the Cut-Off Date). The Servicing Fee for the first Payment Date shall be $[_____].

     "Servicing Fee Rate" means 1.00% per annum.

     "Simple Interest Method" means the method of calculating interest due on a motor vehicle receivable on a daily basis based on the actual outstanding principal balance of the receivable on that date.

     "Simple Interest Receivable" means any motor vehicle receivable pursuant to which the payments due from the Obligors during any month are allocated between interest, principal and other charges based on the actual date on which a payment is received and for which interest is calculated using the Simple Interest Method.

     "Specified Reserve Account Balance" means, for any Payment Date, the lesser of $9,469,474.91 and the aggregate outstanding principal balance of the Notes after giving effect to all payments of principal on such Payment Date.

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor that is a nationally recognized statistical rating organization.

     "Statutory Trust Statute" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq.

     "Sub-Servicer" means any Affiliate of the Servicer or any sub-contractor to whom any or all duties of the Servicer (including, without limitation, its duties as custodian) under the Transaction Documents have been delegated in accordance with Section 6.5 of the Sale and Servicing Agreement.

     "Supplemental Servicing Fees" means any and all (i) late fees, (ii) extension fees, (iii) non-sufficient funds charges and (iv) any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable.

     "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

     "Transaction Documents" means the Indenture, the Notes, the Note Depository Agreement, the Sale and Servicing Agreement, the Purchase Agreement, the Administration Agreement and the Trust Agreement, as the same may be amended or modified from time to time.

     "Transferred Assets" means (a) the Purchased Assets, (b) all of the Seller's rights under the Purchase Agreement and (c) all proceeds of the foregoing.

     "Trust Accounts" has the meaning set forth in Section 4.1 of the Sale and Servicing Agreement.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

     "Trust Agreement" means the Trust Agreement, dated as of[_____], as amended and restated by the Amended and Restated Trust Agreement, dated as of the Closing Date, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

     "Trust Estate" means all money, accounts, chattel paper, general intangibles, goods, instruments, investment property and other property of the Issuer, including without limitation (i) the Receivables acquired by the Issuer under the Sale and Servicing Agreement and the Related Security relating thereto, (ii) the security interests in the Financed Vehicles, (iii) any proceeds from claims on any Insurance Policy or refunds in connection with extended service agreements relating to Receivables which became Defaulted Receivables after the Cut-Off Date, (iv) any other property securing the Receivables, (v) the rights of the applicable Originator under agreements with Dealers relating to Receivables, (vi) the rights of the Issuer to the funds on deposit from time to time in the Trust Accounts and any other account or accounts established pursuant to the Indenture or Sale and Servicing Agreement and all cash, investment property and other property from time to time credited thereto and all proceeds thereof (including investment earnings, net of losses and investment expenses, on amounts on deposit therein), (vii) the rights of the Seller, as buyer, under the Purchase Agreement, (viii) the rights of the Seller under the Sale and Servicing Agreement and (ix) all proceeds of the foregoing.

     "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

     "United States" or "USA" means the United States of America (including all states, the District of Columbia and political subdivisions thereof).

     "VCI" means VW Credit, Inc., a Delaware corporation, and its successors and assigns.

     "VW Bank" means Volkswagen Bank USA, a Utah industrial loan company, and its successors and assigns.

     "Yield Supplement Overcollateralization Amount" means, with respect to any Payment Date, the dollar amount set forth next to such Payment Date on Schedule X hereto.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

                                                                      SCHEDULE X

                  YIELD SUPPLEMENT OVERCOLLATERALIZATION AMOUNT

                     YIELD SUPPLEMENT
PAYMENT DATE   OVERCOLLATERALIZATION AMOUNT
------------   ----------------------------
Closing Date           $[__________]


                                       X-1